ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               ING PARTNERS, INC.

   ING Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act")

   SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is Nine Billion, Two Hundred Million (9,200,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Nine Million, Two Hundred Thousand Dollars ($9,200,000);

   THIRD: The Board of Directors of the Corporation, at a meeting duly convened and held on March 28, 2005, adopted resolutions increasing the authorized Capital Stock of the Corporation by One Billion, Five Hundred Million (1,500,000,000) shares to a total of Ten Billion, Seven Hundred Million (10,700,000,000) shares, with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Ten Million, Seven Hundred Thousand Dollars ($10,700,000). The Board of directors further classified One Billion, Five Hundred million (1,500,000,000) authorized and unissued shares of Capital Stock of the Corporation, as herein increased, as follows:

Name of Class                                           Shares Allocated
-------------                                           ----------------
ING Solution 2015 Portfolio - Initial Class               100,000,000
ING Solution 2015 Portfolio - Adviser Class               100,000,000
ING Solution 2015 Portfolio - Service Class               100,000,000
ING Solution 2025 Portfolio - Initial Class               100,000,000
ING Solution 2025 Portfolio - Adviser Class               100,000,000
ING Solution 2025 Portfolio - Service Class               100,000,000
ING Solution 2035 Portfolio - Initial Class               100,000,000
ING Solution 2035 Portfolio - Adviser Class               100,000,000
ING Solution 2035 Portfolio - Service Class               100,000,000
ING Solution 2045 Portfolio - Initial Class               100,000,000
ING Solution 2045 Portfolio - Adviser Class               100,000,000
ING Solution 2045 Portfolio - Service Class               100,000,000
ING Solution Income Portfolio - Initial Class             100,000,000
ING Solution Income Portfolio - Adviser Class             100,000,000
ING Solution Income Portfolio - Service Class             100,000,000

   FOURTH:

   Section 4.1 A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

   The shares of ING Solution 2015 Portfolio - Initial Class, shares of the ING Solution 2015 Portfolio - Adviser Class and shares of the ING Solution 2015 Portfolio - Service Class shall be invested in a common investment portfolio.

   The shares of ING Solution 2025 Portfolio - Initial Class, shares of the ING Solution 2025 Portfolio - Adviser Class and shares of the ING Solution 2025 Portfolio - Service Class shall be invested in a common investment portfolio.

   The shares of ING Solution 2035 Portfolio - Initial Class, shares of the ING Solution 2035 Portfolio - Adviser Class and shares of the ING Solution 2035 Portfolio - Service Class shall be invested in a common investment portfolio.

   The shares of ING Solution 2045 Portfolio - Initial Class, shares of the ING Solution 2045 Portfolio - Adviser Class and shares of the ING Solution 2045 Portfolio - Service Class shall be invested in a common investment portfolio.

   The shares of ING Solution Income Portfolio - Initial Class, shares of the ING Solution Income Portfolio - Adviser Class and shares of the ING Solution Income Portfolio - Service Class shall be invested in a common investment portfolio.

   Section 4.2 A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a "Class") and each common investment portfolio of the Corporation (each hereinafter referred to as a "Portfolio") is set forth in the Corporation's Charter with respect to its shares generally and to the following:

      (i) Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

      (ii) The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation's multiple class plan (the "Plan"), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

      (iii) The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

      (iv) Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

   Section 4.3 Subject to compliance with the requirements of the Investment Company Act and the satisfaction of the conditions described herein, and without any action by the holders of shares, the Corporation, on behalf of ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio and ING Solution Income Portfolio, shall effect the transactions described below (each, a "Reorganization"):

      (i) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2015 Portfolio - Initial Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2015 Portfolio - Initial Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2015 Portfolio - Initial Class in complete liquidation of the ING Solution 2015 Portfolio - Initial Class and acquisition of all such outstanding shares of ING Solution 2015 Portfolio - Initial Class.

      (ii) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2015 Portfolio - Adviser Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2015 Portfolio - Adviser Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2015 Portfolio - Adviser Class in complete liquidation of the ING Solution 2015 Portfolio - Adviser Class and acquisition of all such outstanding shares of ING Solution 2015 Portfolio - Adviser Class.

      (iii) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2015 Portfolio - Service Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2015 Portfolio - Service Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2015 Portfolio - Service Class in complete liquidation of the ING Solution 2015 Portfolio - Service Class and acquisition of all such outstanding shares of ING Solution 2015 Portfolio - Service Class.

      (iv) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2025 Portfolio - Initial Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2025 Portfolio - Initial Class and
(ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2025 Portfolio - Initial Class in complete liquidation of the ING Solution 2025 Portfolio - Initial Class and acquisition of all such outstanding shares of ING Solution 2025 Portfolio - Initial Class.

      (v) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2025 Portfolio - Adviser Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2025 Portfolio - Adviser Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2025 Portfolio - Adviser Class in complete liquidation of the ING Solution 2025 Portfolio - Adviser Class and acquisition of all such outstanding shares of ING Solution 2025 Portfolio - Adviser Class.

      (vi) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2025 Portfolio - Service Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2025 Portfolio - Service Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2025 Portfolio - Service Class in complete liquidation of the ING Solution 2025 Portfolio - Service Class and acquisition of all such outstanding shares of ING Solution 2025 Portfolio - Service Class.

      (vii) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2035 Portfolio - Initial Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2035 Portfolio - Initial Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2035 Portfolio - Initial Class in complete liquidation of the ING Solution 2035 Portfolio - Initial Class and acquisition of all such outstanding shares of ING Solution 2035 Portfolio - Initial Class.

      (viii) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2035 Portfolio - Adviser Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2035 Portfolio - Adviser Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2035 Portfolio - Adviser Class in complete liquidation of the ING Solution 2035 Portfolio - Adviser Class and acquisition of all such outstanding shares of ING Solution 2035 Portfolio - Adviser Class.

      (ix) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2035 Portfolio - Service Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING

Solution 2035 Portfolio - Service Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2035 Portfolio - Service Class in complete liquidation of the ING Solution 2035 Portfolio - Service Class and acquisition of all such outstanding shares of ING Solution 2035 Portfolio - Service Class.

      (x) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2045 Portfolio - Initial Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2045 Portfolio - Initial Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2045 Portfolio - Initial Class in complete liquidation of the ING Solution 2045 Portfolio - Initial Class and acquisition of all such outstanding shares of ING Solution 2045 Portfolio - Initial Class.

      (xi) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2045 Portfolio - Adviser Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2045 Portfolio - Adviser Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2045 Portfolio - Adviser Class in complete liquidation of the ING Solution 2045 Portfolio - Adviser Class and acquisition of all such outstanding shares of ING Solution 2045 Portfolio - Adviser Class.

      (xii) As of the close of business on a date set by the Board of Directors
(i) the assets and liabilities belonging to the shares of ING Solution 2045 Portfolio - Service Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2045 Portfolio - Service Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2045 Portfolio - Service Class in complete liquidation of the ING Solution 2045 Portfolio - Service Class and acquisition of all such outstanding shares of ING Solution 2045 Portfolio - Service Class.

   As of the date of a Reorganization, the number of authorized shares of the applicable Class of ING Solution Income Portfolio will increase by such number of shares of the ING Solution Income Portfolio to be issued and distributed as described above. Upon the completion of a Reorganization, the authorized but unissued shares of the reorganizing Portfolio, and the outstanding shares of such Portfolio acquired by such Portfolio pursuant to the liquidation of such Portfolio, shall return to the status of authorized but unissued shares of stock without classification or designation as to class or series. The date set by the Board of Directors for any Reorganization shall be no earlier than the applicable Target Date (as defined with respect to each Portfolio in the Registration Statement covering the shares of such Portfolio, and the form of prospectus included therein, and any amendments thereto). Notwithstanding any other provision in this Section 4.3, the Reorganization of any Class of a Portfolio shall not be effective, unless the Board of Directors determines, in advance of the Reorganization, that such Reorganization is in the best interests of (i) the shareholders of each Portfolio and (ii) the Corporation.

   FIFTH: (a) Immediately before the increase in the number of authorized Capital Stock of the Corporation and the classification of the additional Capital Stock as provided in Article THIRD, the Corporation had Nine Billion, Two Hundred Million (9,200,000,000) authorized shares of Capital Stock, with an aggregate par value of Nine Million, Two Hundred Thousand Dollars ($9,200,000) classified as follows:

Name of Class                                                               Shares Allocated
-------------                                                               ----------------
ING American Century Large Company Value Portfolio - Initial Class            100,000,000
ING American Century Large Company Value Portfolio - Adviser Class            100,000,000
ING American Century Large Company Value Portfolio - Service Class            100,000,000
ING American Century Select Portfolio - Initial Class                         100,000,000
ING American Century Select Portfolio - Adviser Class                         100,000,000
ING American Century Select Portfolio - Service Class                         100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                100,000,000
ING American Century Small Cap Value Portfolio - Service Class                100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                          100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                          100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                          100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio- Initial Class                    100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class                   100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                   100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class                   100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class                   100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Service Class                   100,000,000
ING Fidelity(R) VIP Growth Portfolio - Initial Class                          100,000,000
ING Fidelity(R) VIP Growth Portfolio - Adviser Class                          100,000,000
ING Fidelity(R) VIP Growth Portfolio - Service Class                          100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                         100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                         100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                         100,000,000
ING Fundamental Research Portfolio - Initial Class                            100,000,000
ING Fundamental Research Portfolio - Adviser Class                            100,000,000
ING Fundamental Research Portfolio - Service Class                            100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Initial Class                 100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Adviser Class                 100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Service Class                 100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Initial Class                    100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Adviser Class                    100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Service Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                  100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                  100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                  100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                          100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                          100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                          100,000,000

Name of Class                                                               Shares Allocated
-------------                                                               ----------------
ING MFS Capital Opportunities Portfolio - Initial Class                       100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                       100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                       100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                            100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                            100,000,000
ING OpCap Balanced Value Portfolio - Service Class                            100,000,000
ING Oppenheimer Global Portfolio- Initial Class                               100,000,000
ING Oppenheimer Global Portfolio- Adviser Class                               100,000,000
ING Oppenheimer Global Portfolio- Service Class                               100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                    100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                    100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                    100,000,000
ING PIMCO Total Return Portfolio - Initial Class                              100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                              100,000,000
ING PIMCO Total Return Portfolio - Service Class                              100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class              100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class              100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class              100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Initial Class              100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Adviser Class              100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Service Class              100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class               100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Adviser Class               100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Service Class               100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class        100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class        100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class        100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                     100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                     100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                     100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                       100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                       100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                       100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                             100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                             100,000,000
ING Van Kampen Comstock Portfolio - Service Class                             100,000,000
ING Van Kampen Equity and Income Portfolio - Initial Class                    100,000,000
ING Van Kampen Equity and Income Portfolio - Adviser Class                    100,000,000
ING Van Kampen Equity and Income Portfolio - Service Class                    100,000,000

for a total of seven billion, eight hundred million (7,800,000,000) shares classified into separate classes of Capital Stock, with one billion, four hundred million (1,400,000,000) being unclassified.

      (b) As hereby increased and classified, the total number of authorized shares of Capital Stock of the Corporation is Ten Billion, Seven Hundred Million (10,700,000,000), with an aggregate par value of Ten Million, Seven Hundred Thousand Dollars ($10,700,000), classified as follows:

Name of Class                                                               Shares Allocated
-------------                                                               ----------------
ING American Century Large Company Value Portfolio - Initial Class            100,000,000
ING American Century Large Company Value Portfolio - Adviser Class            100,000,000
ING American Century Large Company Value Portfolio - Service Class            100,000,000
ING American Century Select Portfolio - Initial Class                         100,000,000
ING American Century Select Portfolio - Adviser Class                         100,000,000
ING American Century Select Portfolio - Service Class                         100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                100,000,000
ING American Century Small Cap Value Portfolio - Service Class                100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                          100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                          100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                          100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio- Initial Class                    100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser Class                   100,000,000
ING Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                   100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Initial Class                   100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Adviser Class                   100,000,000
ING Fidelity(R) VIP Equity-Income Portfolio - Service Class                   100,000,000
ING Fidelity(R) VIP Growth Portfolio - Initial Class                          100,000,000
ING Fidelity(R) VIP Growth Portfolio - Adviser Class                          100,000,000
ING Fidelity(R) VIP Growth Portfolio - Service Class                          100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class                         100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class                         100,000,000
ING Fidelity(R) VIP Mid Cap Portfolio - Service Class                         100,000,000
ING Fundamental Research Portfolio - Initial Class                            100,000,000
ING Fundamental Research Portfolio - Adviser Class                            100,000,000
ING Fundamental Research Portfolio - Service Class                            100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Initial Class                 100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Adviser Class                 100,000,000
ING Goldman Sachs(R) Capital Growth Portfolio - Service Class                 100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Initial Class                    100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Adviser Class                    100,000,000
ING Goldman Sachs(R) Core Equity Portfolio - Service Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                  100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                  100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                  100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                          100,000,000

Name of Class                                                               Shares Allocated
-------------                                                               ----------------
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                          100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                          100,000,000
ING MFS Capital Opportunities Portfolio - Initial Class                       100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                       100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                       100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                            100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                            100,000,000
ING OpCap Balanced Value Portfolio - Service Class                            100,000,000
ING Oppenheimer Global Portfolio- Initial Class                               100,000,000
ING Oppenheimer Global Portfolio- Adviser Class                               100,000,000
ING Oppenheimer Global Portfolio- Service Class                               100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                    100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                    100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                    100,000,000
ING PIMCO Total Return Portfolio - Initial Class                              100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                              100,000,000
ING PIMCO Total Return Portfolio - Service Class                              100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class              100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class              100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class              100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Initial Class              100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Adviser Class              100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Service Class              100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class               100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Adviser Class               100,000,000
ING Salomon Brothers Large Cap Growth Portfolio - Service Class               100,000,000
ING Solution 2015 Portfolio - Initial Class                                   100,000,000
ING Solution 2015 Portfolio - Adviser Class                                   100,000,000
ING Solution 2015 Portfolio - Service Class                                   100,000,000
ING Solution 2025 Portfolio - Initial Class                                   100,000,000
ING Solution 2025 Portfolio - Adviser Class                                   100,000,000
ING Solution 2025 Portfolio - Service Class                                   100,000,000
ING Solution 2035 Portfolio - Initial Class                                   100,000,000
ING Solution 2035 Portfolio - Adviser Class                                   100,000,000
ING Solution 2035 Portfolio - Service Class                                   100,000,000
ING Solution 2045 Portfolio - Initial Class                                   100,000,000
ING Solution 2045 Portfolio - Adviser Class                                   100,000,000
ING Solution 2045 Portfolio - Service Class                                   100,000,000
ING Solution Income Portfolio - Initial Class                                 100,000,000
ING Solution Income Portfolio - Adviser Class                                 100,000,000
ING Solution Income Portfolio - Service Class                                 100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class        100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class        100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class        100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                     100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                     100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                     100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                       100,000,000

Name of Class                                                               Shares Allocated
-------------                                                               ----------------
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                       100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                       100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                             100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                             100,000,000
ING Van Kampen Comstock Portfolio - Service Class                             100,000,000
ING Van Kampen Equity and Income Portfolio - Initial Class                    100,000,000
ING Van Kampen Equity and Income Portfolio - Adviser Class                    100,000,000
ING Van Kampen Equity and Income Portfolio - Service Class                    100,000,000

for a total of nine billion, three hundred million (9,300,000,000) shares classified into separate classes of Capital Stock, with one billion, four hundred million (1,400,000,000) being unclassified.

      SIXTH: The total number of shares of stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law. The shares of the Corporation have been classified and reclassified by the Board of Directors as set forth herein pursuant to authority contained in the Corporation's Articles of Incorporation.

   IN WITNESS WHEREOF, ING Partners, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of the 30th day of March, 2005.

WITNESS:                                           ING PARTNERS, INC.

-----------------------------                      -----------------------------
Name:  Huey P. Falgout, Jr.                        Name:  James M. Hennessy
Title: Secretary                                   Title: President

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

                                   CERTIFICATE


   THE UNDERSIGNED, President of ING Partners, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                       ------------------------
                                                       Name:  James M. Hennessy
                                                       Title: President


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